UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 18, 2005

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of October 1, 2005, providing for the issuance of Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2005-1)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-127589	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

This Form 8-K/A amends the Form 8-K of the Registrar dated October 31, 2005, and filed on November 14, 2005 and accepted on November 15, 2005 (the “Original Form 8-K”) for the purpose of filing a corrected Execution copy of the Trust Agreement filed as Exhibit 4.1 to the Original Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Trust Agreement dated as of October 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By: /s/ Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:   Senior Vice President

Dated: November 18, 2005

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement dated as of October 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.